Rational Defensive Growth Fund

Class A Shares: HSUAX Class C Shares: HSUCX Institutional Shares: HSUTX

SUMMARY PROSPECTUS

April 7, 2017

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com  or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated April 7, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 53 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” of this prospectus and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	1.00%(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)	1.01%	1.01%	0.76%
Total Annual Fund Operating Expenses	1.76%	2.01%	2.51%
Fee Waivers and/or Expense Reimbursements(3)	(0.76)%	(0.76)%	(0.76)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%	1.75%

(1) (2)

In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction

Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

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(3)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25% and 1.75% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$480	$883	$2,101
Class A Shares	$596	$1,006	$1,440	$2,644
Class C Shares – no redemption	$178	$709	$1,267	$2,789
Class C Shares – with redemption	$278	$709	$1,267	$2,789

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 178% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally pursues its investment objective by investing primarily in equity securities, including common stocks and preferred stocks, of companies in defensive growth sectors.

The Fund generally expects to be invested primarily in U.S. companies with market capitalizations between $250 million and $10 billion although it may invest without limit in companies of any market capitalization. In managing the Fund’s portfolio the Advisor utilizes a quantitative screening process that first identifies defensive growth sectors and then identifies the most robust companies in those sectors. Defensive growth sectors include groups of related businesses that exhibit or have the potential to exhibit better risk adjusted returns than the equity market indexes. Robust equities include common stocks that performed well during previous periods of market turmoil. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Consistent with its objectives, the Fund may invest in options on equity securities that meet the quantitative screening criteria. An option grants the holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Derivative Contracts. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, liquidity and leverage risks. There is a credit risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the

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Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments. Accordingly, the value of the Fund’s investments may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks or fail to meet its investment objective.

Manager Risk. The portfolio manager’s judgement about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgement will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Portfolio Turnover Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Sector/Focused Investment Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector or focuses its Fund investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s Institutional Shares total returns on a calendar

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year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

The annual returns in the Risk/Return Bar Chart which follows are for the Institutional Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower. Class A Shares and Class C Shares would have had substantially similar annual returns to Institutional Shares because the shares are invested in the same portfolio and returns would differ only to the extent that expenses of the classes different.

The Fund changed its strategy effective May 1, 2016. Performance information for periods prior to May 1, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Huntington Situs Fund to Rational Defensive Growth Fund. Updated performance information will be available at www.rationalmf.com, or by calling 800-253-0412.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 22.55% (quarter ended June 30, 2009), and the lowest return for a quarter was (26.23)% (quarter ended December 31, 2008). The Fund’s Institutional shares year-to-date return for the period ended March 31, 2017 was 0.00%.

Average Annual Total Returns

(for the periods ended, December 31, 2016)

Institutional Shares	1 Year	5 Year	10 Year
Return Before Taxes	7.21%	9.20%	5.68%
Return After Taxes on Distributions(1)	0.32%	1.84%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.85%	7.21%	4.51%
Class A
(with 4.75% sales charge) Return Before Taxes	1.89%	7.84%	4.89%
Standard & Poor’s 400 Total Return Index® (S&P 400) (reflects no deduction for fees, expenses or taxes)(2)	20.74%	15.33%	9.16%
Class C			Since inception (January 3, 2014)
Return Before Taxes	5.45%	-	(1.31)%
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Standard & Poor’s 400 Total Return Index® (S&P 400) (reflects no deduction for fees, expenses or taxes)(2)	20.74%	15.33%	9.45%
(1)	After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are only shown for Institutional shares. After-tax returns for Class A and Class C shares will vary.

(2)  The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index. For additional disclosure relating to the S&P 600 and S&P 400, please see “Additional Disclaimers” in this Prospectus.

Investment Advisor and Portfolio Managers

The Advisor is Rational Advisors, Inc. Members of the Advisor’s portfolio management team manage the Fund. David Miller, a Senior Portfolio Manager of the Advisor, and Michael Schoonover, a Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Schoonover have each served as Portfolio Manager of the Fund since 2016.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at 800-253-0412; by check payable to the Rational Defensive Growth Fund and applicable Share class (for example, Rational Defensive Growth Fund Class A Shares) (Mail to: The Rational Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130); or by Federal funds wire (please call the Trust at 800-253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at 800-253-0412, or by calling your Investment Professional; or by mail to the Rational Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (“IRA”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.